SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 1, 2005
Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California (State of incorporation)	000-30755 (Commission file number)	77-0441625 (I.R.S. Employer Identification No.)

904 Caribbean Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)

(408) 541-4191
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.01

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2005, pursuant to the Company’s promotion of Bill McMillan to the position of Senior Vice President, Development, the Company entered into an amendment to Mr. McMillan’s existing change of control and severance agreement. Under this agreement, if Mr. McMillan is terminated other than for cause, or is constructively terminated, within one year of a change of control event, Mr. McMillan will receive a lump sum payment equal to fifteen months base salary and all outstanding shares and stock options held by Mr. McMillan will become fully vested and exercisable.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Exhibit Title
10.01	Amended and Restated Change of Control Retention and Severance Agreement dated April 1, 2005, by and between the Company and William McMillan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cepheid
Date: April 6, 2005	By:	/s/ John R. Sluis
		Name:	John R. Sluis
		Title:	Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title
10.01	Amended and Restated Change of Control Retention and Severance Agreement dated April 1, 2005, by and between the Company and William McMillan.